Exhibit 10.16.2

FIRST AMENDMENT TO

JOINT DEVELOPMENT AGREEMENT DATED NOVEMBER 26, 2008

This FIRST AMENDMENT to the Joint Development Agreement dated November 26, 2008 (this “First Amendment”) is effective as of the date of last signature (“Amendment Effective Date”) and is made and entered into by and between Impax Laboratories, Inc., a Delaware corporation, with its principal place of business at 30831 Huntwood Avenue, Hayward, California 94544 (“Impax”) and Medicis Pharmaceutical Corporation, a corporation organized under the laws of the State of Delaware, with its principal place of business at 7720 North Dobson Road, Scottsdale, Arizona, 85256 (“Medicis”).

RECITALS:

WHEREAS, Medicis and Impax are parties to the Joint Development Agreement dated November 26, 2008 (the “Agreement”), and wish to further amend the Agreement as herein provided.

NOW, THEREFORE, in consideration of the foregoing recitals, covenants, and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Impax and Medicis agree as follows:

1. Terms used herein without definition are as defined in the Agreement.

2. Exhibit A of the Agreement. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the new Exhibit A attached to this First Amendment as Attachment No. 1.

3. Section 2.3.1. Section 2.3.1 of the Agreement is amended as follows (for convenience additions are indicated by bold underlined text and deletions are indicated by hold strikethrough text):

2.3.1 Composition, Duties, and Authority of the Steering Committee. The Steering Committee shall foster the collaborative relationship between the parties and shall in particular monitor the progress of the Development Program and Impax’s progress with respect to the ANDA Products. The Steering Committee shall he comprised of two (2) named representatives of Impax and two (2) named representatives of Medicis. Each party shall appoint its respective representatives to the Steering Committee from time to time, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other party of such change but shall use commercially reasonable efforts to maintain stability of Steering Committee representation. The Steering Committee shall ~~not have the power to amend the-terms-of this Agreement but shall~~ have the power to change the Development Plan upon the written agreement of at least one (1) representative of the Steering Committee from each party. The Steering Committee also may amend the Target Product Profile upon written agreement of at least one (1) representative of the Steering Committee from each party. The Steering Committee shall not have any other power to amend the terms of this Agreement.

4. Binding Effect. Except as modified in this First Amendment, the Agreement shall remain unchanged. The parties represent and warrant that, as of the Amendment Effective Date, no other agreements, written or oral, exist between the Parties with respect to the subject matter covered herein except for the Agreement and the First Amendment. The parties acknowledge and agree that in the event of a conflict between the terms amended pursuant to this First Amendment and the other terms of the Agreement, the terms of this First Amendment shall govern.

5. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

6. Authority. Each party represents and warrants to the other party that this First Amendment is being executed by the authorized representatives of each party.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

IMPAX LABORATORIES. INC.		MEDICIS PHARMACEUTICAL CORPORATION

By:	/s/ Arthur A. Koch, Jr.	By:	/s/ Richard D. Peterson
	Arthur A. Koch, Jr. SVP – CFO		Richard D. Peterson Executive Vice President, Treasurer and CFO

Date:	1/5/11	Date:	1/26/2011